UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 20, 2021

Kronos Worldwide, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-31763	76-0294959
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas 75240-2620
(Address of Principal Executive Offices, and Zip Code)

Registrant’s Telephone Number, Including Area Code
(972) 233-1700

 (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KRO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This amendment is being filed to amend and restate the Current Report on Form 8-K filed on April 23, 2021 in order to correct the amount of the terminated European revolving credit facility from €120 million to €90 million.

Item 1.01	Entry into a Material Definitive Agreement.

The information required by Item 1.01 contained in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information required by Item 1.02 contained in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 20, 2021, Kronos Worldwide, Inc. (the “Company”), Kronos Louisiana, Inc. “(Kronos Louisiana”), Kronos (US), Inc. (“Kronos US”), Kronos Canada, Inc. (“Kronos Canada”), Kronos Europe NV (“Kronos Europe”), and Kronos Titan GmbH (“Kronos Titan,” and together with Kronos Louisiana, Kronos US, Kronos Canada, and Kronos Europe, the “Subsidiaries”), each a direct or indirect operating subsidiary of the Company, entered into that certain Credit Agreement with Wells Fargo Bank, National Association, as administrative agent and lender, providing for a new global $225 million asset-based revolving credit facility (the “Global Revolver”). The Global Revolver, which may be used for general corporate purposes, concurrently refinances and replaces the Company’s $125 million North American revolving credit facility with Wells Fargo Capital Finance, LLC, as agent, and the €90 million European revolving credit facility (the “European Revolver”) in favor of certain of the Company’s subsidiaries with Deutsche Bank Luxembourg S.A., as agent. Among other things, the Global Revolver:

•
provides for revolving borrowings by the Company and the Subsidiaries in amounts up to $225 million through April 2026 (with revolving borrowings by Kronos Canada, Kronos Europe and Kronos Titan limited to CDN $25 million, €30 million and €60 million, respectively), with available borrowings based on formula-determined amounts of eligible trade receivables and inventories of the borrowers (less any outstanding letters of credit issued under the Global Revolver);

•
bears interest, at the Company’s option, at the applicable non-base rate (LIBOR, CDOR or EURIBOR, dependent upon currency of the borrowing) plus a margin ranging from 1.5% to 2.0%, or at the applicable base rate plus a margin ranging from 0.5% to 2.0%. Euro denominated borrowings are subject to a 0.25% EURIBOR floor, plus the applicable margin. The applicable margin in respect of borrowings under the Global Revolver are determined based upon, initially the passage of time, and thereafter upon average availability under the facility;

•
requires a payment of an unused fee to the lender of either 0.25% or 0.375%, determined initially by the passage of time, and thereafter upon average facility usage. In addition, the Global Revolver requires the payment of customary agency and administrative fees;

•	is collateralized by, among other things, a first priority lien on the trade receivables and inventories of the Company and the Subsidiaries;
•
contains a number of covenants and restrictions which, among other things, limits the ability of the Company and the Subsidiaries under certain circumstances to incur additional debt, incur liens, pay additional dividends or merge or consolidate with, sell or transfer all or substantially all of the Company’s Subsidiaries’ assets to, another entity, and under certain conditions requires the maintenance of a specified financial covenant (fixed charge coverage ratio, as defined in the Global Revolver) to be at least 1.0 to 1.0; and

•	contains customary default provisions, including a cross-default with any other indebtedness of the Company and its subsidiaries in excess of $20 million.

In addition, pursuant to the Guaranty and Security Agreement, dated April 20, 2021, by and among the Company, Kronos Louisiana, Kronos US and Kronos International, Inc., a direct subsidiary of the Company, each of the parties thereto have agreed to guaranty the obligations of all parties to the Global Revolver, other than the obligations of Kronos Canada.

The description herein of the Global Revolver does not purport to be complete and is qualified in its entirety, and the terms thereof are incorporated herein, by reference to the following documents:

(1)
the Credit Agreement, dated April 20, 2021 by and among the Company, Kronos Louisiana, Inc., Kronos (US), Inc., Kronos Canada, Inc., Kronos Europe NV, Kronos Titan GmbH and Wells Fargo Bank, National Association, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 23, 2021 and incorporated herein by reference; and

(2)
the Guaranty and Security Agreement, dated April 20, 2021 by and among the Company, Kronos Louisiana, Inc., Kronos (US), Inc., Kronos International, Inc. and Wells Fargo Bank, National Association, filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on April 23, 2021 and incorporated herein by reference.

The agreements filed as Exhibits 10.1 and 10.2 are each incorporated herein by reference to provide information regarding their respective terms. They are not intended to provide any other factual information about the matters covered therein. Such agreements and instruments contain representations and warranties the parties thereto made to, and solely for, the benefit of each other and not for the benefit of any other party.  Accordingly, investors and stockholders should not rely on those representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of such agreements and the closing, and may merely reflect agreed-upon allocations of risk among the parties to such agreements.  Moreover, information concerning the subject matter of those representations and warranties may change subsequent to the date of such agreements or documents or the closing.

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The information required by Item 2.04 contained in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Exhibit Index

10.1*
Credit Agreement dated as of April 20, 2021, by and among the Company, Kronos Louisiana, Inc., Kronos (US), Inc., Kronos Canada, Inc., Kronos Europe NV, Kronos Titan GmbH and Wells Fargo Bank, National Association as administrative agent and lender. (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 23, 2021)

10.2*
Guaranty and Security Agreement dated as of April 20, 2021, by and among the Company, Kronos Louisiana, Inc., Kronos (US), Inc., Kronos Canada, Inc., Kronos International, Inc. and Wells Fargo Bank, National Association as administrative agent and lender. (Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on April 23, 2021)

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*
Certain schedules and similar attachments have been omitted in reliance on Instruction 4 of Item 1.01 of Form 8-K and Item 601(a)(5) of Regulation S-K. The Company will provide, on a supplemental basis, a copy of any omitted schedule or attachment to the SEC or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRONOS WORLDWIDE, INC.
(Registrant)

By: /s/ Clarence B. Brown, III
Date: April 26, 2021	Clarence B. Brown, III, Vice President, General Counsel and Secretary